BHR INSTITUTIONAL FUNDS

                                   PROSPECTUS

                                  JULY 1, 2007

                       CLARIVEST INTERNATIONAL EQUITY FUND
                         CLARIVEST SMID CAP GROWTH FUND


                                 CLASS I SHARES
                                 CLASS II SHARES


                               INVESTMENT ADVISER:
                              BHR FUND ADVISORS, LP


             THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
               OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The ClariVest International Equity Fund and the ClariVest SMid Cap Growth Fund (each, a "Fund" and collectively, the "Funds") are separate series of the BHR Institutional Funds (the "Trust"), a mutual fund family that offers separate investment portfolios. The Funds have individual investment goals and strategies. This prospectus gives you important information about Class I and Class II Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Funds, please see:

                                                                      PAGE
   RISK/RETURN INFORMATION COMMON TO THE FUNDS .......................3
   CLARIVEST INTERNATIONAL EQUITY FUND ...............................4
   FUND SUMMARY ......................................................4
   INVESTMENT STRATEGY ...............................................4
   PRINCIPAL RISKS OF INVESTING IN THE FUND ..........................5
   PERFORMANCE INFORMATION ...........................................5
   FUND FEES AND EXPENSES ............................................6
   CLARIVEST SMID CAP GROWTH FUND ....................................7
   FUND SUMMARY ......................................................7
   INVESTMENT STRATEGY ...............................................7
   PRINCIPAL RISKS OF INVESTING IN THE FUND ..........................8
   PERFORMANCE INFORMATION ...........................................8
   FUND FEES AND EXPENSES ............................................9
   PORTFOLIO COMPOSITION .............................................9
   MORE INFORMATION ABOUT RISK .......................................10
   MORE INFORMATION ABOUT FUND INVESTMENTS ...........................11
   INFORMATION ABOUT PORTFOLIO HOLDINGS ..............................11
   INVESTMENT ADVISER ................................................11
   INVESTMENT SUB-ADVISER ............................................12
   INVESTMENT TEAM ...................................................12
   PERFORMANCE OF COMPARABLE ACCOUNTS ................................13
   PURCHASING, SELLING AND EXCHANGING FUND SHARES ....................14
   HOW TO SELL YOUR FUND SHARES ......................................17
   OTHER POLICIES ....................................................19
   DIVIDENDS AND DISTRIBUTIONS .......................................22
   TAXES .............................................................22
   FINANCIAL HIGHLIGHTS ..............................................24
   HOW TO OBTAIN MORE INFORMATION ABOUT THE
       BHR INSTITUTIONAL FUNDS .......................................Back Cover

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has an investment goal and strategies for reaching that goal. The investment adviser (the "Adviser") and each sub-adviser (each a "Sub-Adviser") invest each Fund's assets in a way that they believe will help the Fund achieve its objective.

However, investing in a Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's and Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment adviser or a sub-adviser does, you could lose all or some of your investment in a Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

CLARIVEST INTERNATIONAL EQUITY FUND

FUND SUMMARY

------------------------------------------------------- -----------------------------------------------------
FUND NUMBER                                             110 Class I Shares and 210 Class II Shares

------------------------------------------------------- -----------------------------------------------------
CUSIP NUMBER                                            054964408 Class I Shares and 054964804 Class II
                                                        Shares

------------------------------------------------------- -----------------------------------------------------
INVESTMENT GOAL                                         Seeks long-term capital appreciation

------------------------------------------------------- -----------------------------------------------------
INVESTMENT FOCUS                                        Companies located in the developed countries
                                                        represented in the MSCI EAFE Index

------------------------------------------------------- -----------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                           A quantitative and systematic approach for
                                                        investing in international issues

------------------------------------------------------- -----------------------------------------------------
INVESTOR                                                PROFILE Investors seeking long term growth
                                                        of capital who can withstand the share
                                                        price volatility of equity investing with a
                                                        focus on international stocks.
------------------------------------------------------- -----------------------------------------------------

INVESTMENT STRATEGY

The ClariVest International Equity Fund (the "International Equity Fund") invests, under normal market conditions, at least 80% of its net assets in securities of companies located outside of the U.S. These companies are primarily located in developed countries represented in the Fund's benchmark, the MSCI EAFE Index. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund may invest in companies of any size in order to achieve its objective.

ClariVest Asset Management LLC ("ClariVest") serves as the Sub-Adviser to the International Equity Fund and its investment philosophy is based on the notion that investor behavior drives stock prices. The investment team looks to identify excess return potential created by investors' inefficient response to growth and contraction cycles. The investment framework is based on capturing the potential return created at inflection points where ClariVest believes investors are unwilling or unable to react efficiently to recent information. The firm has developed a disciplined approach to identifying these inflection points and constructing risk controlled portfolios.

ClariVest constructs the portfolio of the Fund using a quantitatively managed, bottom-up investment style. ClariVest's stock selection process is based on a model with multiple factors. These factors are designed to identify companies exhibiting the overall characteristics of high recent growth and momentum, low to in-line historical growth and low current valuations. The resulting list is then optimized using a risk model and the portfolio is created.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts).

PRINCIPAL RISKS OF INVESTING IN THE FUND

Since it purchases common equities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issues located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency and the Fund may invest directly in foreign currencies. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. Currency fluctuations may occur for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns.

The Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek long-term total return but use different approaches to the security selection process.

The small and mid capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and midcap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small and midcap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange. The International Equity Fund generally has substantial exposure to this risk.

The Sub-Adviser expects a high portfolio turnover rate of between 125% and 175%.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of international equity investing.

PERFORMANCE INFORMATION

The Fund compares its performance to the MSCI EAFE Index. The MSCI EAFE Index measures international equity performance. It comprises 21 MSCI country indices, representing the developed markets outside North America: Europe, Australasia and the Far East.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


------------------------------------------------------ ------------------------------ ------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR          INTERNATIONAL EQUITY FUND      INTERNATIONAL EQUITY FUND
INVESTMENT                                                  - CLASS I SHARES               - CLASS II SHARES
------------------------------------------------------ ------------------------------ ------------------------------
Redemption Fee                                                   2.00%(1)                       2.00%(1)
------------------------------------------------------ ------------------------------ ------------------------------

------------------------------------------------------ ------------------------------ ------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED
FROM FUND ASSETS)
------------------------------------------------------ ------------------------------ ------------------------------
Management Fees                                                    0.75%                          0.75%
------------------------------------------------------ ------------------------------ ------------------------------
Distribution and Service (12b-1) Fees                              None                           None
------------------------------------------------------ ------------------------------ ------------------------------
Other Expenses(2)                                                  0.89%                          1.14%
------------------------------------------------------ ------------------------------ ------------------------------
Shareholder Servicing Fee                                          0.00%                          0.25%
------------------------------------------------------ ------------------------------ ------------------------------
Total Annual Operating Expenses                                    1.64%                          1.89%
------------------------------------------------------ ------------------------------ ------------------------------
Fee Waivers and Reimbursements(3)                                  0.65%                          0.65%
------------------------------------------------------ ------------------------------ ------------------------------
Net Total Annual Operating Expenses                                0.99%                          1.24%
------------------------------------------------------ ------------------------------ ------------------------------

------------
(1) The Fund charges a 2% redemption fee for any redemption within 90 days of purchase of such shares.

(2) Other Expenses are estimates for the current year. The Shareholder Service Fee is included as part of the Fund's "Other Expenses" and is presented here for information purposes only.

(3) The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Operating Expenses from exceeding 0.99% for Class I Shares and 1.24% for Class II Shares until March 1, 2010. If at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses to exceed the applicable expense limitation.

For more information about Investment Management Fees, see "Investment Adviser."


       EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

----------------------------------------------- --------------- -------------
                                                    1 YEAR        3 YEARS
----------------------------------------------- --------------- -------------
  INTERNATIONAL EQUITY FUND - CLASS I SHARES         $101           $315
----------------------------------------------- --------------- -------------
  INTERNATIONAL EQUITY FUND - CLASS II SHARES        $126           $393
----------------------------------------------- --------------- -------------

CLARIVEST SMID CAP GROWTH FUND

FUND SUMMARY

------------------------------------------------------- -----------------------------------------------------
FUND NUMBER                                             111 Class I Shares and 211 Class II Shares

------------------------------------------------------- -----------------------------------------------------
CUSIP NUMBER                                            054964507 Class I Shares and 054964887 Class II
                                                        Shares

------------------------------------------------------- -----------------------------------------------------
INVESTMENT GOAL                                         Seeks long-term capital appreciation

------------------------------------------------------- -----------------------------------------------------
INVESTMENT FOCUS                                        Equity securities of U.S. companies of small to mid
                                                        capitalization.

------------------------------------------------------- -----------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                           A quantitative and systematic approach for
                                                        investing in small and mid capitalization companies

------------------------------------------------------- -----------------------------------------------------
INVESTOR                                                PROFILE Investors seeking long term growth
                                                        of capital who can withstand the share
                                                        price volatility of equity investing with a
                                                        focus on small and mid cap growth stocks.
------------------------------------------------------- -----------------------------------------------------

INVESTMENT STRATEGY

The ClariVest SMid Cap Growth Fund (the "SMid Cap Growth Fund") invests, under normal market conditions, at least 80% of its net assets in common stocks and other equity securities of U.S. companies with small and mid capitalizations. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For the purposes of this Fund, small and midcap companies are defined as companies within the range of the capitalization of companies constituting the Russell 2500 Growth Index. As of May 31, 2007, the capitalization range of the Russell 2500 Growth Index was between approximately $41 million and $9.82 billion. These securities may be traded over the counter or listed on an exchange.

ClariVest Asset Management LLC ("ClariVest") serves as the Sub-Adviser to the SMid Cap Growth Fund and its investment philosophy is based on the notion that investor behavior drives stock prices. The investment team looks to identify excess return potential created by investors' inefficient response to growth and contraction cycles. The investment framework is based on capturing the potential return created at inflection points where ClariVest believes investors are unwilling or unable to react efficiently to recent information. The firm has developed a disciplined approach to identifying these inflection points and constructing risk controlled portfolios.

ClariVest constructs the portfolio of the Fund using a quantitatively managed, bottom-up investment style. ClariVest's stock selection process is based on a model with multiple factors. These factors are designed to identify companies exhibiting the overall characteristics of high recent growth and momentum, low to in-line historical growth and low current valuations. The resulting list is then optimized using a risk model and the portfolio is created.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Since it purchases equities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is also subject to the risk that small and midcap stocks may underperform other segments of the equity market or the equity market as a whole.

The small and mid capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and midcap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small and midcap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often experience less significant stock price declines during market downturns.

The Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek long-term total return but use different approaches to the security selection process.

The Sub-Adviser expects a high portfolio turnover rate of between 125% and 175%.

This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of equity investing.


PERFORMANCE INFORMATION

The Fund compares its performance to the Russell 2500 Growth Index. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

o        ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

------------------------------------------------------ ----------------------------------- ----------------------------------
                                                         SMID CAP GROWTH FUND - CLASS I     SMID CAP GROWTH FUND - CLASS II
                                                                     SHARES                             SHARES
------------------------------------------------------ ----------------------------------- ----------------------------------
Management Fees                                                      0.85%                               0.85%
------------------------------------------------------ ----------------------------------- ----------------------------------
Distribution and Service (12b-1) Fees                                 None                               0.00%
------------------------------------------------------ ----------------------------------- ----------------------------------
Other Expenses(1)                                                    0.74%                               0.99%
------------------------------------------------------ ----------------------------------- ----------------------------------
         Shareholder Servicing Fee                                   0.00%                               0.25%
------------------------------------------------------ ----------------------------------- ----------------------------------
Total Annual Operating Expenses                                      1.59%                               1.84%
------------------------------------------------------ ----------------------------------- ----------------------------------
Fee Waivers and Reimbursements(2)                                    0.59%                               0.59%
------------------------------------------------------ ----------------------------------- ----------------------------------
Net Total Annual Operating Expenses                                  1.00%                               1.25%
------------------------------------------------------ ----------------------------------- ----------------------------------

------------
(1) Other Expenses are estimates for the current year. The Shareholder Service Fee is included as part of the Fund's "Other Expenses" and is presented here for information purposes only.

(2) The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Operating Expenses from exceeding 1.00% for Class I Shares and 1.25% for Class II Shares until March 1, 2010. If at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent such a recapture does not cause the fees and expenses to exceed the applicable expense limitation.

For more information about Investment Management Fees, see "Investment Adviser."

o

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

--------------------------------------------- ------------- ----------------
                                                 1 YEAR        3 YEARS
--------------------------------------------- ------------- ----------------
   SMID CAP GROWTH FUND - CLASS I SHARES          $102          $318
--------------------------------------------- ------------- ----------------
   SMID CAP GROWTH FUND - CLASS II SHARES         $127          $397
--------------------------------------------- ------------- ----------------


PORTFOLIO COMPOSITION

Each Fund has a policy to invest, under normal circumstances, at least 80% of the value of its "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would be consistent with its 80% Policy.

MORE INFORMATION ABOUT RISK

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN INVESTING RISK - A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political change or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can negatively affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a focused geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

CURRENCY RISK - A Fund that invests in foreign currencies or in securities that trade and receive revenues in foreign (non-U.S.) currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar. (In the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged.) Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns.

CHANGE IN MARKET CAPITALIZATION - A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth or depreciation, the Fund may continue to hold the security if, in the Sub-Adviser's judgment, the security remains otherwise consistent with the Fund's investment objective and strategies. However, this change could affect the Fund's flexibility in making new investments (see "Portfolio Composition").

PORTFOLIO TURNOVER - A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Adviser and/or Sub-Adviser determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Adviser's or Sub-Adviser's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given year. High turnover rates generally result in higher brokerage costs to the Fund and may result in higher net taxable gain for shareholders, and may reduce the Fund's returns.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or in the event of sizeable cash flows into or out of a Fund, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information and on the Funds' website at www.BHRFunds.com

INVESTMENT ADVISER

BHR Fund Advisors, LP (the "Adviser" or "BHR") serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 1160 West Swedesford Road, Suite 140, Berwyn PA 19312. The Adviser is a recently formed entity. As of May 31, 2007, BHR had approximately $2.3 million in assets under management. Subject to the Board of Trustees' supervision, as the Funds' Adviser, BHR continuously reviews, supervises and administers the Funds' investment programs. BHR also ensures compliance with the Funds' investment policies and guidelines. For its services, the Adviser is entitled to a fee, as set forth in the table below, which is calculated daily and paid monthly based on the average daily net assets of each Fund. The Adviser has contractually to waive all or a portion of its fee and reimburse expenses in order to keep total operating expenses for the Class I Shares and Class II Shares of the International Equity Fund and SMid Cap Growth Fund from exceeding 0.99%, 1.24%, 1.00%, and 1.25%of their average daily net assets, respectively, until March 1, 2010. In addition, if at any point during the first three years of a Fund's operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between the "Total Annual Fund Operating Expenses" and 0.99% for the Class I Shares and 1.24% for the Class II Shares of the International Equity Fund or 1.00% for the Class I Shares and 1.25% for the Class II Shares of the SMid Cap Growth Fund, to recapture any of its prior waivers or reimbursements.

As investment adviser to the Funds, BHR has the ultimate responsibility over any Sub-Adviser and is responsible for the investment performance of the Funds.


Fund                                                Management Fee
----                                                --------------
International Equity Fund Class I Shares                 0.75%
International Equity Fund Class II Shares                0.75%
SMid Cap Growth Fund Class I Shares                      0.85%
SMid Cap Growth Fund Class II Shares                     0.85%

INVESTMENT SUB-ADVISER

ClariVest serves as Sub-Adviser to the Funds. As Sub-Adviser, ClariVest makes investment decisions for the Funds and also ensures compliance with the Fund's investment policies and guidelines. As of May 31, 2007, ClariVest had approximately $2.3 billion in assets under management.

For its services as investment Sub-Adviser to the Funds, ClariVest is entitled to receive investment sub-advisory fees from BHR at an annualized rate, calculated daily based on the average daily net assets of each Fund and paid monthly,

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement and sub-advisory agreement is available in the Fund's semi-annual report to shareholders for the period ending March 31, 2007.


INVESTMENT TEAM

The International Equity Fund and SMid Cap Growth Fund are managed by a team of investment professionals ultimately headed by Stacey R. Nutt. David Vaughn will act as the Portfolio Manager for the International Equity Fund and Todd Wolter will act as the Portfolio Manager for the SMid Cap Growth Fund. Although Mr. Vaughn and Mr. Wolter are primarily responsible for making investment decisions for their respective Funds, all of the members of the investment team listed below, regardless of title, play an integral part in generating investment ideas and are involved in making securities recommendations for the Funds. The members of the Funds' management team include:


INTERNATIONAL EQUITY FUND

DAVID VAUGHN, CFA.
Portfolio Manager, Systematic Group at Nicholas Applegate Capital Mgmt.; 03/03 - 03/06
Barclays Global Investors, Research Analyst.; 06/00 - 02/03
First Quadrant LLP and Sanwa Bank California
M.S. - Carnegie Mellon University
B.S. - California Institute of Technology

SMID CAP GROWTH FUND

TODD N. WOLTER, CFA.
Portfolio Manager, Systematic Group at Nicholas Applegate Capital Mgmt.; 07/00 - 03/06
Credit Suisse Asset Management; University of California, Irvine; Olde Financial and Prudential Securities
M.B.A. - University of California, Irvine
B.A. - University of Southern California

STACEY NUTT, PH.D.
Lead Portfolio Manager, Systematic Group at Nicholas Applegate Capital Mgmt.; 11/99 - 03/06
Vestek Systems, Inc.; Virginia Tech; Emory University and Georgia Institute of Technology
Ph.D. and M.B.A - Georgia Institute of Technology School of Management
B.S. - Oral Roberts University

The Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

ClariVest was formed in 2006 by former employees of Nicholas-Applegate Capital Management, LLC ("NACM"). On April 3, 2006, the principals of ClariVest (the "Principals") filed a law suit against NACM in the Superior Court of California in the County of San Diego relating to: (i) certain policies and procedures of NACM during the time it employed the Principals, (ii) events surrounding the termination of one of the Principals by NACM and the subsequent resignation by the remaining Principals and (iii) the establishment by the Principals of ClariVest. The relief sought by the Principals includes actual, consequential and incidental losses and damages, attorneys' fees, punitive damages and other relief deemed appropriate by the court. NACM filed a cross-complaint asserting causes of action against ClariVest and the Principals relating to the establishment of ClariVest by the Principals. The relief sought by NACM from ClariVest and the Principals includes general and special damages, restitution, disgorgement of profits and/or reasonable royalties, punitive or exemplary damages, a preliminary and/or permanent injunction, interest, attorneys' fees, a constructive trust and other relief deemed appropriate by the court. A trial date has been scheduled for December 7, 2007. None of the actions described above allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.


PERFORMANCE OF COMPARABLE ACCOUNTS

ClariVest has experience in managing other accounts with substantially similar investment objectives, policies, and principal investment strategies as the ClariVest International Equity Fund and ClariVest Smid Cap Growth Fund. The tables below are designed to show you how composites of all similar international equity and smid cap growth accounts managed by ClariVest performed over the period shown. In each case, the accounts comprising the composite have investment objectives, policies and strategies that are substantially similar to those of the Fund. This performance history is net of all fees (including any applicable sales loads) charged to investors in the accounts constituting the composites. The returns of the indices assume all dividends and distributions have been reinvested.

CLARIVEST INTERNATIONAL CORE EQUITY COMPOSITE (AS OF MARCH 31, 2007)

                                          INTERNATIONAL EQUITY

                                                COMPOSITE        MSCI EAFE INDEX

Since Inception (March 17, 2006)                  21.88%             21.29%

CLARIVEST SMID CAP GROWTH COMPOSITE (AS OF MARCH 31, 2007)

                                            SMID CAP GROWTH
                                                              RUSELL 2500 GROWTH
                                                COMPOSITE           INDEX

Since Inception (March 14, 2006)                  15.19%            7.83%


THIS INFORMATION IS DESIGNED TO DEMONSTRATE THE HISTORICAL TRACK RECORD OF CLARIVEST. IT DOES NOT INDICATE HOW THE BHR FUNDS HAVE PERFORMED OR WILL PERFORM IN THE FUTURE. PERFORMANCE WILL VARY BASED ON MANY FACTORS, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND THE FUND'S EXPENSES.

THE CLARIVEST COMPOSITES INCLUDE ACCOUNTS MANAGED BY CLARIVEST THAT PAY LOWER EXPENSES THAN THOSE PAID BY SHAREHOLDERS OF THE BHR FUNDS. HIGHER EXPENSES REDUCE RETURNS TO INVESTORS. THE USE OF THE FUNDS' EXPENSE STRUCTURE WOULD HAVE LOWERED THE PERFORMANCE RESULTS. ACCOUNTS CONTAINED IN THE COMPOSITE ALSO MAY NOT BE SUBJECT TO THE DIVERSIFICATION RULES, TAX RESTRICTIONS AND INVESTMENT LIMITS UNDER THE INVESTMENT COMPANY ACT OF 1940 OR SUBCHAPTER M OF THE INTERNAL REVENUE CODE WHICH WOULD HAVE ADVERSELY AFFECTED THE PERFORMANCE RESULTS. THE AGGREGATE RETURNS OF THE COMPOSITE MAY NOT REFLECT THE RETURNS OF ANY PARTICULAR ACCOUNT OF CLARIVEST. THE RETURNS OF THE COMPOSITE WERE NOT CALCULATED USING SEC STANDARD METHODOLOGY. INSTEAD, THE RETURNS WERE CALCULATED USING GLOBAL INVESTMENT PERFORMANCE STANDARDS.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

Class I Shares of the Funds are for certain individual investors and institutional investors investing for their own or their customers' accounts. Class II Shares of the Fund are for investments made through financial institutions or intermediaries.


HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Funds, complete and send in an application. If you need an application or have questions, please call 1-888-572-0968. There are no sales charges when you purchase shares of the BHR Institutional Funds.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Funds do not accept purchases made by third-party or credit card checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Market Timing Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

REGULAR MAIL ADDRESS

BHR Institutional Funds
C/O PFPC Inc.
P.O. Box 9679
Providence, RI 02940-9679

EXPRESS MAIL ADDRESS

BHR Institutional Funds
C/O PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

BY WIRE

To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account by wire, wire your money using the instructions set forth below (BE SURE TO INCLUDE THE FUND NAME AND YOUR ACCOUNT NUMBER).

WIRING INSTRUCTIONS

PNC  Bank, Philadelphia, PA
ABA  #031000053
A/C  8611724522
RE:  BHR Institutional Funds
REF: Name of Fund
FBO: [Shareholder Name and Account Number]

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). For you to receive the current Business Day's NAV, the Funds or a designated intermediary must receive your purchase order in proper form before 4:00 p.m., Eastern Time. Proper form requires that the purchaser provide a completed and signed account application, including the purchaser's name, street address, tax identification number, and other identification required by law or regulation. You may be required to provide photo identification such as a driver's license or passport, and a representative of the Funds may telephone you to verify information you have provided. If you do not provide the required information, or if the Funds' representatives are unable to verify your identity, the Funds reserve the right to close your account or take such other steps as we deem reasonable. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds reserve the right to calculate NAV as of the earlier closing time.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. The Funds calculate their NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the SMid Cap Growth Fund invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which a Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Equity securities, which are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the New York Stock Exchange as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market.

When the New York Stock Exchange is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted by the Board) using the prevailing exchange rate.

FOREIGN CURRENCY CONSIDERATIONS

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate Pricing Service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate Pricing Service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern time.

MINIMUM PURCHASES

To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at their discretion.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-888-572-0968. To redeem your shares by phone you must select telephone privileges when you open your account.

BY MAIL

REGULAR MAIL ADDRESS

BHR Institutional Funds
C/O PFPC Inc.
P.O. Box 9679
Providence, RI 02940-9679


EXPRESS MAIL ADDRESS

BHR Institutional Funds
C/O PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427


The letter must include your name, the name of the Fund and account number and the amount of your request. All owners of the account must sign the letter. All proceeds will be wired to your pre-designated bank account or sent by check to the address of record.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds.

If you would like to have your sale proceeds sent to a third party or an address other than your own, please notify the Funds in writing and include a Medallion Signature Guarantee by a bank or other financial institution (a notarized signature is not sufficient). In addition, you will need to provide a Medallion signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. A Medallion Signature Guarantee is a formal certification offered by firms participating in the Medallion STAMP Program that guarantees a signature is original and authentic.

The sale price of each share will be the NAV next determined after the Funds (or an authorized broker) receive your request.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within seven days after the Funds receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (or for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them. The Funds may also redeem in kind to discourage short-term trading of shares.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $25,000 because of redemptions you may be required to sell your shares. The Fund will provide you at least 30 days written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone by calling 1-888-572-0968.

This exchange privilege may be changed or canceled at any time upon 60 days written notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Each Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Market Timing Policies and Procedures."

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after a Fund receives your exchange request.

You may exchange Class I Shares of a Fund for Class I Shares of any other BHR Fund. You may exchange Class II Shares of a Fund for Class II Shares of any other BHR Fund.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

REDEMPTION FEE

The Board of Trustees has approved a short-term redemption fee of 2% for any redemption within 90 days of purchase of shares of the International Equity Fund.

The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as being redeemed first. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund.

The redemption fee may not apply in certain circumstances including the death or disability of a shareholder, shares purchased through reinvested dividends or capital gains, required minimum distributions from any retirement account, systematic investment/withdrawal plan transactions, and periodic rebalancing pursuant to a bona fide asset allocation strategy. Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. Omnibus accounts include multiple investors and such accounts typically provide the funds with a net purchase or redemption request on any given day where the purchases and redemptions of fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability to apply the Funds' market timing policies or redemption fee.

MARKET TIMING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Funds invest in small/midcap securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders. In addition, because frequent trading may cause the Funds to attempt to maintain higher cash positions, changes to the Funds' holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Funds.

The Funds will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds may consider the trading history of accounts under common ownership or control. As these policies and procedures are currently applied:

       o Shareholders are restricted from making more than 5 "round trips" into or out of a Fund in any calendar year. If a shareholder exceeds this amount, the Funds may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund.

       o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. Purchases and redemptions made through the Funds' Systematic Investment/Withdrawal Plans are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds and their service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares) or otherwise, and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

CUSTOMER IDENTIFICATION AND VERIFICATION

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds your account will be "frozen" with respect to additional purchases.

Upon receipt of your application in proper form, your investment will be accepted and your order will be processed at the net asset value per share next-determined.

However, the Funds reserve the right to close your account at the then-current day's price if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SHAREHOLDER SERVICING PLAN

The Fund has adopted a Shareholder Servicing Plan (the "Service Plan") that allow Class II Shares of the Fund to pay service fees to firms that provide shareholder services ("Service Providers"). Under the Service Plan, if a Service Provider provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder service fees to the Service Provider at an annual rate not to exceed 0.25% of its Class II Shares' average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.

DISTRIBUTION OF FUND SHARES

PFPC Distributors, Inc. (the "Distributor"), a registered broker-dealer, serves as Distributor of the Fund.

The Adviser, the Sub-Adviser, the Distributor and/or their affiliates are permitted to make payments relating to distribution, servicing and sales support activities out of their profits or other sources available to them (and not as an additional charge to the Fund). The Adviser, the Sub-Adviser, the Distributor and/or their affiliates may pay affiliated and unaffiliated service organizations compensation for the sale and distribution of shares of the Fund or for other services to the Fund and shareholders. These payments ("Additional Payments") would be in addition to Fund payments described in this prospectus and may without limitation, be a fixed dollar amount, may be based on the number of customer accounts maintained by the service organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the service organization. The aggregate amount of Additional Payments may be substantial. The Additional Payments include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a service organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your service organization for details about Additional Payments it may receive. For more information on Additional Payments, see the Statement of Additional Information. The Adviser and Sub-Adviser do not direct portfolio transactions to broker-dealers in exchange for sales of fund shares or to receive preferential marketing treatment. A Fund may reimburse the Adviser for Additional Payments.


DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on the Funds' record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Fund written notice.

TAXES

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital gain). In general, the Funds' distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of a Fund over net short-term capital losses generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares.

Under current provisions of the Internal Revenue Code (the "Code"), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by a Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. The amount of a Fund's distributions that qualify for this favorable tax treatment will be reduced as a result of the Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to Fund distributions, you must have owned your Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund's ex-dividend date. (These lower rates are currently scheduled to sunset after 2010.)

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. Again, this percentage may, however, be reduced as a result of a Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

The Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The International Equity Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

You should note that if you purchase shares of a Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."

SALES AND EXCHANGES

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange of your shares for shares of another Fund, in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS

The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

BACKUP WITHHOLDING

The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to a Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The withholding rate is 28%.

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS

A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund), unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

For distributions attributable to a Fund's taxable year beginning after December 31, 2007, foreign shareholders who are not "U.S. persons" (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnership or other non-U.S. investors) generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Fund unless the distributions are effectively connected with a U.S. trade or business of the shareholder. For distributions attributable to a Fund's taxable year beginning before January 1, 2008, an exception to such withholding tax may apply for distributions attributable to "portfolio interest" or short-term capital gains of the Fund. Reductions in withholding tax rates may also be available in some circumstances if there is a tax treaty between the United States and the foreign shareholder's country of residence.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest on U.S. government securities.

The preceding discussion is only a summary of certain tax aspects of investing in a Fund and is not a substitute for tax advice from an individual tax advisor. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

MORE INFORMATION IS CONTAINED IN THE FUNDS' SAI.



FINANCIAL HIGHLIGHTS Class II Shares of the Funds were not offered to investors prior to the date of this Prospectus. The table that follows presents performance information about Class I Shares the Funds. This information is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Funds, assuming you reinvested all of your dividends and distributions. The data is unaudited. You can obtain the semi-annual report, which contains more performance information, at no charge by calling 1-888-572-0968.

FOR THE PERIOD ENDED MARCH 31, 2007
(UNAUDITED)(1)

                                                       CLARIVEST
                                                     INTERNATIONAL      CLARIVEST SMID
                                                      EQUITY FUND      CAP GROWTH FUND
-------------------------------------------------- ------------------ -------------------
Net Asset Value, Beginning of Period                    $10.00              $10.00


    INCOME/(LOSS) FROM INVESTMENT OPERATIONS
    Net investment income                                 0.00+               0.00+
    Net unrealized loss on investments

                                                         (0.02)              (0.01)
    Total From Investment Operations                     (0.02)              (0.01)
Net Asset Value, End of Period                           $9.98               $9.99

TOTAL RETURN(2)                                          (0.20%)*            (0.10%)*

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (000)                     $1,258                $300
    Operating Expenses:
         Before expense reimbursement                   361.30%**         1,469.39%**

         After expense reimbursement                      0.99%**             1.00%**
    Net investment income (loss):
         Before expense reimbursement                  (351.32%)**       (1,466.13%)**

         After expense reimbursement                      8.99%**             2.26%**
    Portfolio Turnover Rate                               0.00%*              0.00%*

------------

1    The Funds commenced operations on March 28, 2007.

2    Total return represents the total return for the period indicated.

*    Non-annualized.

**   Annualized.

+    Less than $0.01 per shares.

                             BHR INSTITUTIONAL FUNDS

INVESTMENT ADVISER                                   LEGAL COUNSEL
BHR Fund Advisors, LP                                Drinker Biddle & Reath LLP
1160 West Swedesford Road                            One Logan Square
Suite 140                                            18th and Cherry Street
Berwyn, PA 19312                                     Philadelphia, PA 19103

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
Valley Forge, PA 19406


MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI includes detailed information about the Funds and BHR Institutional Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. To obtain an SAI, annual or semi-annual report, without charge, upon request, or to request other information about the Funds or to make shareholder inquiries:

BY TELEPHONE:     1-888-572-0968

BY MAIL:          BHR Institutional Funds
                  C/O PFPC Inc.
                  P.O. Box 9679
                  Providence, RI 02940-9679

BY INTERNET: THE FUNDS MAKE AVAILABLE THE SAI, ANNUAL REPORT AND SEMI-ANNUAL REPORTS FREE OF CHARGE ON THE FUNDS' WEBSITE AT HTTP://WWW.BHRFUNDS.COM

FROM THE SEC: You can also obtain the SAI, as well as other information about BHR Institutional Funds, from the EDGAR Database on the SEC's website at:
HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

BHR INSTITUTIONAL FUNDS' INVESTMENT COMPANY ACT REGISTRATION NUMBER IS
811-21913.